UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, ProMIS Neurosciences Inc. (the "Company") held its 2024 annual meeting of shareholders (the “Annual Meeting”). The shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024. Of the 18,961,116 Common Shares, no par value per share (the “Common Shares”), outstanding as of the record date, 7,811,371 Common Shares hares, or approximately 41.19%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.

Proposal No. 1: Election of seven nominees to serve as directors until the 2025 annual meeting of shareholders or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The votes were cast as follows by holders of Common Shares:

Name	Votes For	Votes Withheld
Eugene Williams	4,149,424	515,817
Neil Cashman, M.D.	4,605,556	59,685
Patrick D. Kirwin	4,524,061	141,180
Joshua Mandel-Brehm	4,491,624	173,617
Maggie Shafmaster, Ph.D,J.D.	4,493,208	172,033
Neil K. Warma	4,399,117	266,124
William Wyman	4,018,983	646,258

Broker Non-Votes: 3,228,732

All seven nominees were elected.

Proposal No. 2: A special resolution authorizing the directors of the Company to set the number of directors of the Company for the ensuing year at seven directors and authorizing the directors of the Company to set the number of directors within the maximum and minimum numbers provided for in the articles of the Company by way of resolution from time to time.

	Votes For	Votes Against	Abstained
Authorization to set the number of directors of the Corporation at seven and to set the number of directors within the minimum and maximum numbers provided in the articles by way of a resolution from time to time	7,406,478	70,497	334,396

Proposal No. 3: Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows by holders of Common Shares:

	Votes For	Votes Against	Abstained
Ratification of appointment of Baker Tilly US, LLP	7,703,063	64,256	44,052

Proposal No. 4: An ordinary resolution approving the unallocated stock options under the Company 's stock option plan.

	Votes For	Votes Against	Abstained
Approval of unallocated stock options	3,867,633	451,204	346,404

Broker non-votes: 3,228,732

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: June 14, 2024	By:	/s/ Neil Warma
Name: Neil Warma
Title: Interim Chief Executive Officer